Fees Summary	Oct. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,375,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,985.19
Total Offset Amount	0.00
Net Fee	$ 1,985.19